Exhibit 99.1

NYSE American / TSX

Symbol: TMQ

News Release

Trilogy Metals Enters Into At-The-Market Equity Distribution Agreement

November 7, 2025 – Vancouver, British Columbia – Trilogy Metals Inc. (NYSE American / TSX: TMQ) (“Trilogy Metals”, “Trilogy” or “the Company”) has entered into an equity distribution agreement, effective as of November 7, 2025 (the “Distribution Agreement”), with Cantor Fitzgerald & Co. and BMO Capital Markets Corp., as lead agents (the “Lead Agents”), and Canaccord Genuity LLC, National Bank of Canada Financial Inc. and Raymond James (USA) Ltd.(collectively with the Lead Agents, the “Agents”) for an at-the-market equity program (“ATM Program”).

The Distribution Agreement will allow the Company to distribute up to US$200,000,000 of common shares of the Company (the “Offered Shares”) under the ATM Program. The Offered Shares will be issued by the Company to the public from time to time, through the Agents, at the Company’s discretion. The Offered Shares sold under the ATM Program, if any, will be sold at the prevailing market price at the time of sale. The Company is not obligated to sell any Offered Shares under the Distribution Agreement. The volume and timing of distributions under the ATM Program, if any, will be determined at the Company’s sole discretion. If sales are made under the ATM Program, the net proceeds of any such sales are anticipated to be used for continued development of the Upper Kobuk Mineral Projects (“UKMP”) in Alaska and for general corporate purposes.

Under the Distribution Agreement, sales of Offered Shares will be made by the Lead Agents through any method that is deemed to be an “at the market” offering as defined in Rule 415(a)(4) of the Securities Act of 1933, as amended, on the NYSE American LLC (“NYSE American”) or as otherwise agreed between the Lead Agents and the Company. No sales of Trilogy’s Offered Shares will be made in Canada, to anyone known by the sales agent to be a resident of Canada or over or through the facilities of the Toronto Stock Exchange (the “TSX”) or any other exchange or market in Canada. The Agents are not registered as investment dealers in any Canadian jurisdiction and, accordingly, will only sell Offered Shares on marketplaces in the United States and are not permitted to and will not, directly or indirectly, advertise or solicit offers to purchase any Offered Shares in Canada. Unless earlier terminated by the Company or the Agents as permitted therein, the Distribution Agreement will terminate upon the earlier of (i) October 31, 2028 and (ii) the date that the aggregate gross sales proceeds of the Offered Shares sold under the ATM Program reaches the aggregate amount of US$200,000,000.

The ATM Program is being made pursuant to a prospectus supplement dated November 7, 2025 to the Company's U.S. automatic shelf registration statement on Form S-3 filed October 31, 2025. The prospectus supplement relating to the ATM Program has been filed with the United States Securities and Exchange Commission (the “SEC”), and is available on EDGAR at www.sec.gov.

The prospectus supplement filed today adds to, updates or otherwise changes information contained in the accompanying prospectus contained in the Company’s automatic shelf registration statement on Form S-3 (File No. 333-291209) filed by Trilogy with the SEC on October 31, 2025. Prospective investors should read the prospectus in that registration statement and the prospectus supplement (including the documents incorporated by reference therein) for more complete information about the Company and the ATM Program, including the risks associated with investing in the Company. Copies of the prospectus supplement and related prospectus may be obtained from Cantor Fitzgerald & Co., Attention: Capital Markets, 110 East 59th Street, 6th floor, New York, New York 10022; by email at prospectus@cantor.com, and from BMO Capital Markets Corp., Attention: Equity Syndicate Department, 151 W. 42nd Street, 32nd Floor, New York, New York 10036; by email at bmoprospectus@bmo.com. You may also obtain these documents free of charge when they are available by visiting EDGAR on the SEC’s website at www.sec.gov.

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This news release shall not constitute an offer to sell or a solicitation of an offer to buy, nor will there be any sale of these securities, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Trilogy Metals

Trilogy Metals Inc. is a metal exploration and development company which holds a 50 percent interest in Ambler Metals LLC, which has a 100 percent interest in the UKMP in northwestern Alaska. On December 19, 2019, South32 Limited, a globally diversified mining and metals company, exercised its option to form a 50/50 joint venture with Trilogy. The UKMP is located within the Ambler Mining District which is one of the richest and most-prospective known copper-dominant districts in the world. It hosts world-class polymetallic volcanogenic massive sulphide (“VMS”) deposits that contain copper, zinc, lead, gold and silver, and carbonate replacement deposits which have been found to host high-grade copper and cobalt mineralization. Exploration efforts have been focused on two deposits in the Ambler Mining District – the Arctic VMS deposit and the Bornite carbonate replacement deposit. Both deposits are located within a land package that spans approximately 190,929 hectares. Ambler Metals has an agreement with NANA Regional Corporation, Inc., an Alaska Native Corporation that provides a framework for the exploration and potential development of the Ambler Mining District in cooperation with local communities. Trilogy’s vision is to develop the Ambler Mining District into a premier North American copper producer while protecting and respecting subsistence livelihoods.

Company Contacts

Tony Giardini	Elaine Sanders
President & Chief Executive Officer	Vice President & Chief Financial Officer

Phone: 604-638-8088

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Cautionary Note Regarding Forward-Looking Statements

This news release includes certain "forward-looking information” and "forward-looking statements” (collectively "forward-looking statements”) within the meaning of applicable Canadian and United States securities legislation including the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included herein, including, without limitation, statements regarding the ATM Program and the use of proceeds of sales, if any, under the ATM Program are forward-looking statements. Forward-looking statements are frequently, but not always, identified by words such as "expects”, "anticipates”, "believes”, "intends”, "estimates”, "potential”, "possible”, and similar expressions, or statements that events, conditions, or results "will”, "may”, "could”, or "should” occur or be achieved. Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from the Company's expectations include the uncertainties involving the outcome of pending litigation, success of exploration activities, permitting timelines, requirements for additional capital including but not limited to the strategic investment by the United States Department of War, government regulation of mining operations, environmental risks, prices for energy inputs, labour, materials, supplies and services, uncertainties involved in the interpretation of drilling results and geological tests, unexpected cost increases and other risks and uncertainties disclosed in the Company’s Annual Report on Form 10-K for the year ended November 30, 2024 filed with Canadian securities regulatory authorities and with the United States Securities and Exchange Commission and in other Company reports and documents filed with applicable securities regulatory authorities from time to time. The Company's forward-looking statements reflect the beliefs, opinions and projections on the date the statements are made. The Company assumes no obligation to update the forward-looking statements or beliefs, opinions, projections, or other factors, should they change, except as required by law.

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